EXECUTION VERSION

SECOND AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT
This Second Amendment to Noteholder Forbearance Agreement (this “Amendment”) is entered into as of May 10, 2021, by and among GTT Communications, Inc., a Delaware corporation (the “Issuer”), GTT Americas, LLC, a Delaware limited liability company, GTT Global Telecom Government Services, LLC, a Virginia limited liability company, GC Pivotal, LLC, a Delaware limited liability company, Communication Decisions – SNVC, LLC, a Virginia limited liability company, Electra Ltd., a Virginia corporation and Core 180, LLC, a Delaware limited liability company (each such direct or indirect subsidiary of the Issuer, a “Guarantor” and, together, the “Guarantors”), and each of the undersigned beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Notes (as hereinafter defined) (collectively, the “Consenting Noteholders” and, together with the Issuer and the Guarantors, collectively, the “Parties”).

RECITALS
A.    The Issuer, the Guarantors and Wilmington Trust, National Association, as trustee, are parties to that certain Indenture, dated as of December 22, 2016, (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), under which the Issuer’s 7.875% Senior Notes due 2024 (the “Notes”) were issued.
B.     The Issuer and the Guarantors entered into that certain Noteholder Forbearance Agreement, dated as of December 28, 2020 (the “December Forbearance Agreement”) with the Forbearing Noteholders (as defined in the December Forbearance Agreement).
C.    Requisite Forbearing Noteholders (as defined in the December Forbearance Agreement) provided certain acknowledgements relating to the December Forbearance Agreement in Section 3(b) of that certain First Amendment to Priming Facility Credit Agreement, dated as of February 11, 2021, among the Issuer, GTT Communications B.V. (“GTT B.V.”), the lenders party thereto and Delaware Trust Company, as administrative agent and collateral agent (the “Agent”).
D.    The Issuer, the Guarantors and Requisite Forbearing Noteholders amended the December Forbearance Agreement on March 29, 2021 (the “First Amendment”).
E.    On April 12, 2021, Requisite Forbearing Noteholders consented to an extension (the “First Extension”) of the date and time “5:00 p.m., New York City time, on April 15, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment), to the date and time “5:00 p.m., New York City time, on April 22, 2021.”
F.    On April 19, 2021, Requisite Forbearing Noteholders consented to an extension (the “Second Extension”) of the date and time “5:00 p.m., New York City time, on April 22, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment and the First Extension), to the date and time “5:00 p.m., New York City time, on May 3, 2021”.
G.    On April 28, 2021, Requisite Forbearing Noteholders consented to an extension (the “Third Extension”) of the date and time “5:00 p.m., New York City time, on May 3, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the December Forbearance Agreement (as previously amended by the First Amendment, the First Extension and the Second Extension), to the date and time “5:00 p.m., New York City time, on May 10, 2021” (the December Forbearance Agreement, as amended by the First Amendment, the First Extension, the Second Extension and the Third Extension, the “Forbearance Agreement”).
H.    Terms used but not otherwise defined herein shall have the meanings given to them in the Forbearance Agreement or the Indenture, as applicable.
I.    Subject to the terms and conditions set forth in the Forbearance Agreement, the Forbearing Noteholders have agreed to forbear, solely during the Noteholder Forbearance Period, from exercising their default-related rights and remedies against the Issuer and the Guarantors with respect to the Noteholder Specified Defaults.
J.    The Issuer, the Guarantors and the Consenting Noteholders (which constitute the Requisite Forbearing Noteholders) desire to amend the Forbearance Agreement as set forth in this Amendment.
NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.    Amendments to Forbearance Agreement.
(a)    Recital (J) in the Forbearance Agreement is hereby amended and restated as follows:

“The Issuer has requested that, during the Noteholder Forbearance Period (as hereinafter defined), the Noteholders agree to forbear from exercising any and all rights and remedies against the Issuer and the Guarantors with respect to any Defaults or Events of Default that have occurred, or that may occur as a result of, (i) the Reporting Defaults, (ii) the Issuer’s failure to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 during the Noteholder Forbearance Period and (iii) the occurrence and continuance of the “Lender Specified Defaults” as defined in the Fourth Credit Facilities Forbearance Agreement (as defined in the Second Amendment to Noteholder Forbearance Agreement, dated as of May 10, 2021, by and among the Issuer, the Guarantors, and the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of the Notes party thereto) (collectively, the “Noteholder Specified Defaults”).”
(b)    The date “May 10, 2021” in clause (2) of the definition of Termination Event in Section 2(a) of the Forbearance Agreement is hereby replaced with “May 17, 2021”.
(c)    Clause (E)(i) of the definition of Forbearance Default in Section 2(a) of the Forbearance Agreement is hereby amended and restated as follows: “the expiration or termination of the Lender Forbearance Period (as defined in the Fourth Credit Facilities Forbearance Agreement)”.

SECTION 2.    Acknowledgements.
The Consenting Noteholders hereby consent to the amendments contained in Section 1 of that certain Third Amendment to Priming Facility Credit Agreement, dated as of May 10, 2021 (the “Third Amendment”), among the Issuer, GTT B.V., the lenders party thereto and the Agent, and each reference to the “Priming Facility Credit Agreement” in the Forbearance Agreement shall mean the Priming Facility Credit Agreement as amended by the Third Amendment.

SECTION 3.    Effectiveness.
The Forbearance Agreement is and shall remain in full force and effect as of the date hereof except as modified by this Amendment. This Amendment will be effective as of the date (i) each of the Parties shall have executed and delivered counterpart signature pages of this Amendment to counsel to each of the other Parties (which signature pages of this Amendment may be delivered by counsel in electronic form), (ii) the Issuer shall have paid the reasonable and documented fees, charges and disbursements of Latham & Watkins LLP, counsel to the Forbearing Noteholders, incurred in connection with this Agreement or in connection with any other agreements or documentation entered into prior to the date hereof and (iii) the Issuer and the Required Lenders (as defined in the Existing Credit Agreement) shall have entered into a forbearance agreement (the “Fourth Credit Facilities Forbearance Agreement”) with respect to the Lender Specified Defaults, which Fourth Credit Facilities Forbearance Agreement shall be in the form attached hereto as Exhibit A.
SECTION 4.    Amendments.
This Amendment may be modified, amended or supplemented only by an instrument in writing signed by the Issuer, the Guarantors and the Requisite Forbearing Noteholders or by written consent (which may be evidenced by email from counsel) of the Issuer, the Guarantors and the Requisite Forbearing Noteholders. Any provision in this Amendment may be waived by an instrument in writing signed by the Party against whom such waiver is to be effective, and any date or deadline set forth herein may be extended by written consent of the Requisite Forbearing Noteholders (which may be evidenced by email from counsel).
SECTION 5.    Governing Law; Consent to Jurisdiction.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THIS AMENDMENT IS SUBJECT TO THE PROVISIONS OF SECTION 12.08 OF THE INDENTURE RELATING TO SUBMISSION TO JURISDICTION AND WAIVER OF RIGHT TO TRIAL BY JURY, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE INCORPORATED HEREIN IN FULL.
SECTION 6.    Construction.
This Amendment and all other agreements and documents executed and/or delivered in connection herewith have been prepared through the joint efforts of all of the Parties hereto. Neither the provisions of this Amendment or any such other agreements and documents nor any alleged ambiguity therein shall be interpreted or resolved against any party on the ground that such party or its counsel drafted this Amendment or such other agreements and documents, or based on any other rule of strict construction. Each of the Parties hereto represents and declares that such party has carefully read this Amendment and all other agreements and documents executed in connection therewith, and that such party knows the contents thereof and signs the same freely and voluntarily. The Parties hereto acknowledge that they have been represented by legal counsel of their own choosing in negotiations for and preparation of this Amendment and all other agreements and documents executed in connection herewith and that each of them has read the same and had their contents fully explained by such counsel and is fully aware of their contents and legal effect. Without limiting the generality of the foregoing, “option” and “discretion” shall be implied by the use of the words “if” and “may.”

SECTION 7.    Counterparts.
This Amendment may be executed in counterparts (and by different Parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (including “.pdf”) shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 8.    Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of the Forbearance Agreement, as amended, shall not be affected or impaired thereby and (b) the Parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    Time of Essence.
Time is of the essence in the performance of the obligations of the Parties hereunder and with respect to all conditions to be satisfied by such Parties.
SECTION 10.    Section Headings.
Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 11.    Notices.
Except as set forth herein, all notices, requests, and demands to or upon the respective Parties hereto shall be given in accordance with the Indenture or in such other manner and to such persons as agreed upon by the Parties hereto.
SECTION 12.    Assignments.
This Amendment shall be binding upon and inure to the benefit of the Issuer, the Guarantors, the Forbearing Noteholders and their respective successors and assigns.
SECTION 13.    Relationship of Parties; No Third Party Beneficiaries.
Nothing in this Amendment shall be construed to alter the existing debtor-creditor relationship between the Issuer and the Guarantors, on the one hand, and the Forbearing Noteholders, on the other hand. This Amendment is not intended, nor shall it be construed, to create a partnership or joint venture relationship between or among any of the Parties hereto. No person other than a Party hereto is intended to be a beneficiary hereof and no person other than a Party hereto shall be authorized to rely upon or enforce the contents of this Amendment.

SECTION 14.    Final Agreement.
THIS AMENDMENT, THE FORBEARANCE AGREEMENT, THE INDENTURE AND THE GUARANTEES REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
SECTION 15.    Separately Managed Accounts.
The Parties hereto acknowledge that all representations, warranties, covenants and other agreements made by or with respect to any Noteholder that is a separately managed account of an investment manager identified on the signature pages hereto (the “Manager”) are being made only with respect to the assets managed by such Manager on behalf of such Noteholder, and shall not apply to (or be deemed to be made in relation to) any assets or interests that may be beneficially owned by such Noteholder that are not held through accounts managed by such Manager.
[Signature Pages Follow]

 IN WITNESS WHEREOF, this Amendment has been executed by the Parties hereto as of the date first written above.
                        GTT COMMUNICATIONS, INC.

                        By: /s/ Donna Granato
Name: Donna Granato
                        Title: Interim Chief Financial Officer

                        GTT AMERICAS, LLC
GTT GLOBAL TELECOM GOVERNMENT SERVICES, LLC
GC PIVOTAL, LLC
COMMUNICATION DECISIONS – SNVC, LLC
ELECTRA LTD.
CORE 180, LLC

                        By: /s/ Donna Granato
Name: Donna Granato
                        Title: Chief Financial Officer
SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

DDJ CAPITAL MANAGEMENT, LLC, on behalf of certain funds and accounts it manages and/or advises

By: /s/ David J. Breazzano
Name:     David J. Breazzano
Title:    President

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

CREDIT SUISSE ASSET MANAGEMENT, LLC, in its capacity as investment manager, sub-adviser, or similar capacity on behalf of certain holders of the 7.875% Senior Notes due 2024 of GTT Communications, Inc.

By: /s/ Thomas Flannery
    Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

HG VORA CAPITAL MANAGEMENT, LLC, as investment advisor on behalf of certain funds and managed accounts

By:     HG Vora Capital Management, LLC,
    as investment advisor

By: /s/ Mandy Lam
Name:    Mandy Lam
Title:    Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

ARISTEIA CAPITAL, L.L.C., solely in its capacity as Investment Manager to underlying fund holders

By: /s/ Robert H. Lynch, Jr.
Name:    Robert H. Lynch, Jr.
Title:    Manager
    Aristeia Capital, L.L.C.

By:    /s/ Andrew B. David
Name:    Andrew B. David
Title:    Chief Operating Officer
    Aristeia Capital, L.L.C.

SIGNATURE PAGE TO
AMENDMENT TO NOTEHOLDER FORBEARANCE AGREEMENT

Exhibit A

See Exhibit 10.3 filed herewith.